MATRIXX RESOURCE HOLDINGS INC PRE 14C
________________________________________________________________________________

                INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

                       [ X ] Preliminary information statement
                       [   ] Definitive information statement

Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

                    MATRIXX RESOURCE HOLDINGS, INC.
                 (NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

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                       [ ] Fee computed on table below per Exchange Act
Rules 14c-5(g) and 0-11.

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     Not Applicable.
(2)  Aggregate number of securities to which transaction applies:
     Not Applicable
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     pursuant to Exchange Act Rule 0-11 (set  forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously. Identify the previous filing by registration statement number,
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________________________________________________________________________________

                        MATRIXX RESOURCE HOLDINGS, INC.
                                1305 67th STREET
                               BROOKLYN, NY 11219
                                 (631) 759-0653

                       INFORMATION STATEMENT PURSUANT TO
                        SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                          RULE 14C PROMULGATED THERETO

                           NOTICE OF CORPORATE ACTION
                         BY WRITTEN STOCKHOLDER CONSENT
                  WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

                 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

                              TO OUR STOCKHOLDERS:

This Information Statement is being furnished to the holders of common stock, par value $.001 per share, of Matrixx Resource Holdings, Inc., a Delaware corporation (the "Company"), to advise you of the proposal described below, which have been authorized by the written consent of the Company's Board of Directors and the holders of a majority of the Company's outstanding shares of common stock. This action is being taken in accordance with the requirements of the Delaware General Corporation Law (the "DGCL"). This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the DGCL.

The Company's Board of Directors determined that the close of business on July 14, 2011 was the record date ("Record Date") for the stockholders entitled to notice about the proposals authorizing:

     1. To institute a 1 for 250 reverse split of our issued and outstandingshares of common stock (the "Reverse Split"), including any and all outstandingoptions, warrants and rights as of July ___, 2011 (the "Effective Date"), withall fractional shares rounded to the nearest whole.

Under Section 222 of the DGCL, proposals by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the proposals at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the three above proposals. No other vote or stockholder action is required. You are being provided with notice of the approval of this proposal by written consent of the stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.

As of the Record Date, there were 518,813,470 shares of common stock, 100 shares of Series A Convertible Preferred Stock and 100 shares of Series B Preferred Stock issued and outstanding. The common stock, Series A Convertible Preferred Stock and Series B Preferred Stock constitute the sole outstanding classes of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders. Each share of Series A Convertible Preferred Stock entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders, and each share of Series B Preferred Stock entitles the holder thereof to 1,000,000 votes on all matters submitted to a vote of the stockholders.

On July 14, 2011, stockholders holding an aggregate of 213,793,231 shares of common stock of the votes entitled to be cast at a meeting of the Company's shareholders consented in writing to the proposal. The sole holder of all shares of Series A Convertible Preferred Stock and Series B Preferred Stock also consented in writing to the proposal for a total of 313,793,331 out of 618,813,470 votes entitled to vote. The percentage by the shareholders entitled to vote who passed this action include 50.7% of all classes of shares.

On July 14, 2011, the Board of Directors approved the proposal referred to in this Information Statement. This Information Statement will first be mailed to stockholders on or about July 29, 2011, and is being furnished for informational purposes only. The Company anticipates the "effective date" of the reverse split to take place on or after July 29, 2011

Consummation of the Reverse Stock Split will not alter the number of authorized shares its par value of $0.001.

Additionally, the Board of Directors believes that the current per-share price of the Common Stock has limited the effective marketability of the Company's shares. The Reverse Split will decrease the number of prior common shares outstanding, and possibility increases the per share market prices for the new Common Stock. In theory, the number of shares outstanding should not affect the aforementioned marketability of the Company's Common Stock, the type of investor who acquires it, or the Company's reputation in the financial community. Many investors view stocks trading at very low prices as speculative in nature and as a matter of policy avoid such investments.

The executive offices of the Company are located at 1305 Brooklyn, NY 11219. The Company's phone number is (631) 759-0653.


The Company will pay all expenses associated with furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement. Additionally, the Company has made written requests of brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The Board of Directors does not know of any matters, other than those described hereinabove, that require approval by the stockholders of the Company and for which notice is to be given to the stockholders.


This Information Statement will serve as written notice to the Company's stockholders pursuant to Section 222 of the DGCL.


BY ORDER OF THE BOARD OF DIRECTORS

/s/ Catherine Thompson

Catherine Thompson
Chief Executive Officer
1305 67th Street
Brooklyn, NY 11219






















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________________________________________________________________________________


                        Matrixx Resource Holdings, Inc.
                                1305 67th Street
                               Brooklyn, NY 11219

                                July ____, 2011

                      Notice of Action by Written Consent
                                      of a
             Majority of the Outstanding Common and Preferred Stock


To the Stockholders of Matrixx Resource Holdings, Inc.:

    We are providing to you the following Information Statement to notify you that on July 14, 2011, we received written consents in lieu of a meeting ofstockholders from the holders of a majority of our outstanding common stock, approving the following actions:

The Company's Board of Directors determined that the close of business on July 14, 2011 was the record date ("Record Date") for the stockholders entitled to notice about the proposals authorizing:

       1. To institute a 1 for 250 reverse split of our issued and outstandingshares of common stock (the "Reverse Split"), including any and all outstandingoptions, warrants and rights as of July ____, 2011 (the "Effective Date"), withall fractional shares rounded to the nearest whole.

This Information Statement is being furnished to the stockholders of the Company to advise them of the three proposals described herein, each of which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the DGCL. This Information Statement will serve as written notice to stockholders pursuant to
Section 222 of the DGCL.

Under Section 222 of the DGCL, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of common stock entitled to vote approved these proposals. No other vote or stockholder action is required. You are being provided with notice of the approval of these proposals by written consent of the stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.

As of the Record Date, there were 518,813,470 shares of common stock, 100 shares of Series A Convertible Preferred Stock and 100 shares of Series B Preferred Stock issued and outstanding. The common stock, Series A Convertible Preferred Stock and Series B Preferred Stock constitute the sole outstanding classes of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders. Each share of Series A Convertible Preferred Stock entitles the holder thereof to one vote on all matters submitted to a vote of the stockholders, and each share of Series B Preferred Stock entitles the holder thereof to 1,000,000 votes on all matters submitted to a vote of the stockholders.

On July 14, 2011, stockholders holding an aggregate of 213,793,231 shares of common stock of the votes entitled to be cast at a meeting of the Company's shareholders consented in writing to the proposal. The sole holder of all shares of Series A Convertible Preferred Stock and Series B Preferred Stock also consented in writing to the proposal for a total of 313,793,331 out of 618,813,470 votes entitled to vote. The percentage by the shareholders entitled to vote passed this action include 50.7% of all classes of shares.

On July 14, 2011, the Board of Directors approved the proposal referred to in this Information Statement. This Information Statement will first be mailed to stockholders on or about July 29, 2011, and is being furnished for informational purposes only. The Company anticipates the "effective date" of the reverse split to take place on or after July 29, 2011

Consummation of the Reverse Stock Split will not alter the number of authorized shares, nor, its par value of $0.001.

Additionally, the Board of Directors believes that the current per-share price of the Common Stock has limited the effective marketability of the Company's shares. The Reverse Split will decrease the number of prior common shares outstanding, and possibility increases the per share market prices for the new Common Stock. In theory, the number of shares outstanding should not affect the aforementioned marketability of the Company's Common Stock, the type of investor who acquires it, or the Company's reputation in the financial community. Many investors view stocks trading at very low prices as speculative in nature and as a matter of policy avoid such investments.


                                   PROPOSAL

Approval of the following proposals requires the consent of a majority of the issued and outstanding common stock and preferred stock of the Company. As of the Record Date, the Company had 518,813,470 shares of common stock, 100 shares of Series A Convertible Preferred Stock and 100 shares of Series B Preferred Stock issued and outstanding.

On July 14, 2011, stockholders holding an aggregate of 213,793,231 shares of common stock of the votes entitled to be cast at a meeting of the Company's shareholders consented in writing to the three proposals. The sole holder of all shares of Series A Convertible Preferred Stock and Series B Preferred Stock also consented in writing to the proposal for a total of 313,793,331 out of 618,813,470 votes entitled to vote. The percentage by the shareholders entitled to vote who passed this action include 50.7% of all classes of shares.

The proposal requiring consent from a majority of the issued and outstanding common stock of the Company are as follows:

Our Board of Directors has approved the aforementioned Proposal. Stockholders holding a majority of our issued and outstanding common and preferred stock have approved Proposal via written consent.


                 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY


                                   CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the three proposals set forth herein. As the requisite majority stockholder vote for the three proposals, as described in this Information Statement, has been obtained from a majority of our stockholders via written consent, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide you with information required by the rules and regulations of the Securities and Exchange Act of 1934, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Information Statement on Schedule 14C to be executed on its behalf by the undersigned.

/s/ Catherine Thompson

Catherine Thompson
Chief Executive Officer
1305 67th Street
Brooklyn, NY 11219